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		     SECURITIES AND EXCHANGE COMMISSION
			 Washington, D. C.   20549


				  FORM 8-K


			       CURRENT REPORT

		    Pursuant to Section 13 or 15(d) of
		    The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 6, 2003
						 ----------------

Commission File Number 0-5544

			   OHIO CASUALTY CORPORATION
	    (Exact name of registrant as specified in its charter)

				      OHIO
	 (State or other jurisdiction of incorporation or organization)

				   31-0783294
		     (I.R.S. Employer Identification No.)

		      9450 Seward Road, Fairfield, Ohio
		  (Address of principal executive offices)

				     45014
				  (Zip Code)

				(513) 603-2400
			(Registrant's telephone number)


				Not Applicable
	   (Former name or former address, if changed since last report)




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ITEM 7.  Financial Statements and Exhibits
------

(c)   Exhibits

      99.1 Press release dated November 6, 2003 issued by Ohio Casualty Corporation and posted on its website at www.ocas.com.

      99.2 Supplemental Financial Information issued by Ohio Casualty Corporation on November 6, 2003 and posted on its website at www.ocas.com.


ITEM 12. Results of Operations and Financial Condition
-------

On November 6, 2003, Ohio Casualty Corporation issued a press release announcing its third quarter 2003 earnings which was posted on its website at www.ocas.com. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

On November 6, 2003, Ohio Casualty Corporation issued certain Supplemental Financial Information with respect to its third quarter 2003 earnings which was posted on its website at www.ocas.com. A copy of the supplemental financial information is attached hereto as Exhibit 99.2 and hereby incorporated by reference.


Exhibit Index
-------------

99.1 Press release dated November 6, 2003 issued by Ohio Casualty Corporation and posted on its website at www.ocas.com.

99.2 Supplemental Financial Information issued by Ohio Casualty Corporation on November 6, 2003 and posted on its website at www.ocas.com.





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				   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




				       OHIO CASUALTY CORPORATION
				       -------------------------
					      (Registrant)





November 6, 2003                       /s/Debra K. Crane
				       --------------------------------------
				       Debra K. Crane, Senior Vice President,
					General Counsel and Secretary





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